                                                                   EXHIBIT 10.45




                             THIRD AMENDMENT TO THE
                 AMENDED AND RESTATED STIPULATION OF SETTLEMENT


         This Third Amendment to the Amended and Restated Stipulation of Settlement (this "Amendment") is made as of May 10, 2002, by and between the Taylor Defendants (as defined in the Stipulation of Settlement described below) and the Estate Representative (as defined in the Stipulation of Settlement described below).

                                    RECITALS

         WHEREAS, the parties hereto have entered into that certain Stipulation of Settlement, as amended and restated as of October 10, 2001 (the "Stipulation of Settlement"); all capitalized terms used but not defined herein shall have the meaning set forth for such terms in the Stipulation of Settlement;

         WHEREAS, pursuant to the Stipulation of Settlement, the Estate Representative or the Taylor Defendants have the right to terminate the Stipulation of Settlement if certain conditions have not been satisfied or waived within a period of time ending on the one hundred eightieth (180th) day following the Stipulation Execution Date (the "Termination Date"); and

         WHEREAS, the Stipulation of Settlement contemplates, among other things, that Taylor Capital Group will be issuing: (1) the Trust Preferred Securities and (ii) a number of shares of TCG Common Stock representing 15% of the issued and outstanding TCG Common Stock (excluding treasury stock) as of their date of issuance and immediately after giving effect to their issuance (the "TCG Common Shares" and, together with the Trust Preferred Securities, the "Settlement Stock") to the Estate Representative;

         WHEREAS, as of March 15, 2002, the parties extended the Termination Date to May 10, 2002 so that the parties could explore the possibility of the Taylor Defendants causing Taylor Capital Group to pursue an initial public offering of the Settlement Stock, as a possible alternative to said issuance (the "Public Offering"); and

         WHEREAS, the parties have determined that it is in both of their interests to again extend the Termination Date so that they can continue to explore the Public Offering.

         NOW, THEREFORE, in consideration of the above premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that the Termination Date shall be May 31, 2002.

                                    COUNSEL FOR THE ESTATE REPRESENTATIVE

                                    ROBERT F. COLEMAN & ASSOCIATES


                                    By:    /s/ Steven R. Jakubowski
                                           -------------------------------------
                                           Steven R. Jakubowski

                                           Robert F. Coleman
                                           Steven R. Jakubowski
                                           Sean B. Crotty
                                           Cassandra A. Crotty
                                           77 West Wacker Drive, Suite 4800
                                           Chicago, Illinois 60601
                                           Telephone:  (312) 444-1000
                                           Facsimile:  (312) 444-1028

                                           Counsel for the Estate Representative




                                    COUNSEL FOR THE TAYLOR DEFENDANTS

                                    MCDERMOTT, WILL & EMERY



                                    By:    /s/ Steven P. Handler
                                           -------------------------------------
                                           Steven P. Handler

                                           Steven P. Handler
                                           Steven H. Hoeft
                                           David S. Rosenbloom
                                           MCDERMOTT, WILL & EMERY
                                           227 West Monroe Street
                                           Chicago, Illinois 60606
                                           Telephone:  (312) 372-2000
                                           Facsimile:  (312) 984-7700

                                           Counsel for the Taylor Defendants




                                      -2-